UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2023 (April 19, 2023)

MONEYLION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 West 21st Street, 9th Floor,

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 300-9865

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ML	The New York Stock Exchange
Redeemable warrants: each whole warrant exercisable for one share of Class A common stock, par value $0.0001	ML WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2023, MoneyLion Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to amend the Company’s Fourth Amended and Restated Certificate of Incorporation to effect, effective as of 5:01 p.m. Eastern Time on April 24, 2023, a 1-for-30 reverse stock split (the “Reverse Stock Split”) of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”). At the effective time of the Reverse Stock Split, every 30 shares of the Class A Common Stock either issued and outstanding or held as treasury stock will be automatically reclassified into one new share of Class A Common Stock. The total number of shares of Class A Common Stock authorized for issuance will be reduced by a corresponding proportion from 2,000,000,000 shares to 66,666,666 shares. The Reverse Stock Split was approved by the Company’s stockholders at a Special Meeting of Stockholders held virtually on April 19, 2023 (the “Special Meeting”) (as described further below under Item 5.07) and approved by the Board of Directors of the Company (the “Board of Directors”) on April 21, 2023. The Class A Common Stock will open for trading on The New York Stock Exchange (the “NYSE”) on a reverse split-adjusted basis on April 25, 2023 under the existing trading symbol “ML.”

The new CUSIP number for the Class A Common Stock following the Reverse Stock Split will be 60938K 304. The par value per share of the Class A Common Stock will remain unchanged at $0.0001. The Company’s publicly traded warrants will continue to be traded on the NYSE under the symbol “ML WS” and the CUSIP number for the warrants will remain unchanged.

In addition, as a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of Class A Common Stock underlying the Company’s outstanding equity awards, the number of shares issuable upon the exercise of the Company’s outstanding warrants and the number of shares issuable under the Company’s equity incentive plans and certain existing agreements, as well as the exercise, grant and acquisition prices of such equity awards and warrants, as applicable. Furthermore, proportionate adjustments will be made to the conversion factor at which the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), may be converted to Class A Common Stock. The total number of shares of preferred stock of the Company authorized for issuance will remain at 200,000,000.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will be entitled to a cash payment (without interest or deduction) in lieu thereof at a price equal to the fraction of one share to which the stockholder would otherwise be entitled multiplied by the closing price per share of the Class A Common Stock on the NYSE on April 24, 2023, the date of the effective time of the Reverse Stock Split.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 19, 2023, the Company held the Special Meeting virtually via live webcast at www.virtualshareholdermeeting.com/ML2023SM. At the Special Meeting, one proposal regarding the Reverse Stock Split was submitted to the Company’s stockholders, which was approved. The proposal is described in more detail in the Company’s Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission on March 31, 2023 (the “Proxy Statement”). The final voting results are as follows:

Proposal 1. The Company’s stockholders approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, in the form attached to the Proxy Statement as Annex A, to, at the discretion of the Board of Directors at any time on or prior to the twelve-month anniversary of the Special Meeting, effect (a) a reverse stock split with respect to the Company’s Class A Common Stock either issued and outstanding or held by us as treasury stock, at a ratio of not less than 1-for-2 and not greater than 1-for-30, with the final ratio within such ratio range to be determined at the discretion of the Board of Directors, and (b) a reduction in the number of authorized shares of Class A Common Stock by a corresponding proportion, in each case without further approval or authorization of the Company’s stockholders. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
166,705,857	2,624,794	13,924	—

Item 8.01.	Other Events.

On April 21, 2023, the Company issued a press release announcing the effectiveness of the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the MoneyLion Inc. Fourth Amended and Restated Certificate of Incorporation.
99.1	Press Release of MoneyLion Inc., dated April 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLION INC.

	By:	/s/ Richard Correia
		Name:	Richard Correia
		Title:	President, Chief Financial Officer and Treasurer

Date: April 24, 2023

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